Waddell & Reed Advisors Funds

FIXED INCOME AND

MONEY MARKET FUNDS

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Limited-Term Bond Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors Cash Management

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
January 31, 2006
and amended March 15, 2006, June 9, 2006 and July 25, 2006

CONTENTS

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund
Waddell & Reed Advisors Cash Management
Additional Information about Principal Investment Strategies,
Other Investments and Risks
The Management of the Funds
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Financial Highlights

Waddell & Reed Advisors Bond Fund

An Overview of the Fund

Objective
To seek a reasonable return with emphasis on preservation of capital.

Principal Strategies
Waddell & Reed Advisors Bond Fund (formerly United Bond Fund®) seeks to achieve its objective by investing primarily in domestic, and to a lesser extent, foreign, debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., (S&P) and Baa and higher by Moody's Investors Service (Moody's) or, if unrated, deemed by Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, to be of comparable quality. The Fund will, under normal market conditions, invest at least 80% of its net assets in bonds, including corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities). The Fund has no limitations regarding the maturity, duration or dollar weighted average of its holdings. The Fund may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Fund's portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Bond Fund. These include:
  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds changes in the maturities of bonds owned by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury (Treasury) or by the credit of the issuer.

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	3.20%
1997	9.77%
1998	7.27%
1999	-1.08%
2000	9.13%
2001	7.51%
2002	9.29%
2003	4.96%
2004	4.25%
2005	1.41%

In the period shown in the chart, the highest quarterly return was 4.52% (the third quarter of 2001) and the lowest quarterly return was -7.37% (the first quarter of 1997).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-4.42%	4.21%	4.89%
After Taxes on Distributions	-6.03%	2.29%	2.68%
After Taxes on Distributions
and Sale of Fund Shares	-2.10%[1]	2.80%	3.10%
Class B (began on 9-9-1999)
Before Taxes	-3.20%	4.35%	4.91%
Class C (began on 9-9-1999)
Before Taxes	0.64%	4.52%	4.89%
Class Y
Before Taxes	1.78%	5.79%	5.80%
Indexes
Citigroup Broad
Investment Grade Index[2]	2.57%	5.93%	6.19%
Lipper Corporate Debt Funds
A-Rated Universe Average[3]	1.90%	5.45%	5.46%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.52%	0.52%	0.52%	0.52%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.50%	0.49%	0.20%
Total Annual Fund
Operating Expenses[4]	1.09%	2.02%	2.01%	0.72%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.49% for each class and the Total Annual Operating Expenses would have been 1.06%, 1.99%, 1.98% and 0.69% for Class A, Class B, Class C and Class Y, respectively.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$680	$902	$1,141	$1,827
Class B Shares	605	934	1,188	2,108[1]
Class C Shares	204[2]	630	1,083	2,338
Class Y Shares	74	230	401	894

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$680	$902	$1,141	$1,827
Class B Shares	205	634	1,088	2,108[1]
Class C Shares	204	630	1,083	2,338
Class Y Shares	74	230	401	894

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Global Bond Fund, Inc.

An Overview of the Fund

Objectives
To seek, as a primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies
Waddell & Reed Advisors Global Bond Fund (formerly United High Income Fund II, Inc.®) seeks to achieve its objectives by investing in a diversified portfolio of primarily U.S. dollar-denominated debt securities of foreign and U.S. issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development (OECD). The Fund may invest in securities issued by foreign or U.S. governments and in foreign or U.S. companies of any size. The Fund may also invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar.

Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in lower quality bonds, commonly called junk bonds, that include bonds rated BB and below by S&P or comparable ratings issued by any Nationally Recognized Statistical Rating Organization(s) (NRSRO(s)), or if unrated, judged by WRIMCO to be of comparable quality. The Fund will typically invest in junk bonds of foreign issuers, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund's objectives. The Fund may also invest in equity securities of foreign and U.S. issuers to achieve its secondary objective of capital growth.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  country analysis (economic, legislative/judicial and demographic trends)
  credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)
  maturity of the issue
  quality of the issue
  denomination of the issue (U.S. dollar, euro, yen)
  domicile of the issuer

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Global Bond Fund. These include:
  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline changes in the maturities of bonds owned by the Fund
  investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries the susceptibility of lower-rated bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Global Bond Fund is designed for investors primarily seeking a high level of current income generated from a diversified portfolio consisting of primarily U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Global Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Prior to September 18, 2000, the Fund sought to achieve its objectives by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Fund under its former investment strategies and related policies.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	11.93%
1997	14.97%
1998	2.69%
1999	1.45%
2000	-4.78%
2001	8.74%
2002	1.83%
2003	11.62%
2004	5.33%
2005	3.09%

In the period shown in the chart, the highest quarterly return was 5.87% (the second quarter of 1997) and the lowest quarterly return was -5.72% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-2.84%	4.81%	4.91%
After Taxes on Distributions	-3.93%	2.95%	2.25%
After Taxes on Distributions
and Sale of Fund Shares	-1.45%[1]	3.23%	2.83%
Class B (began on 10-6-1999)
Before Taxes	-1.89%	4.85%	3.45%
Class C (began on 10-6-1999)
Before Taxes	2.15%	5.03%	3.44%
Class Y (began on 2-27-1996)
Before Taxes	3.49%	6.45%	5.63%
Indexes
Lehman Brothers U.S. Dollar-
Denominated Universal Index[2]	2.73%	6.26%	6.35%
Lipper Global Income
Funds Universe Average[3]	-2.20%	6.70%	5.83%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Global Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.63%	0.63%	0.63%	0.63%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.65%	0.58%	0.26%
Total Annual Fund
Operating Expenses[4]	1.28%	2.28%	2.21%	0.89%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.59% for each class and the Total Annual Operating Expenses would have been 1.24%, 2.24%, 2.17% and 0.85% for Class A, Class B, Class C and Class Y, respectively.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at
end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$ 958	$1,237	$2,031
Class B Shares	631	1,012	1,320	2,364[1]
Class C Shares	224[2]	691	1,185	2,544
Class Y Shares	91	284	493	1,096

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class B Shares	231	712	1,220	2,364[1]
Class C Shares	224	691	1,185	2,544
Class Y Shares	91	284	493	1,096

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Government Securities Fund

An Overview of the Fund

Objective
To seek as high a current income as is consistent with safety of principal.

Principal Strategies
Waddell & Reed Advisors Government Securities Fund (formerly United Government Securities Fund, Inc.®)seeks to achieve its objective by investing exclusively in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities). The Fund invests in a diversified portfolio of U.S. government securities, including securities issued by the Treasury and government agencies and mortgage-backed securities also issued by government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest. Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are supported only by the right of the issuer to borrow from the Treasury or may include U.S. government securities supported only by the credit of the issuer.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors Government Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of the Fund's bonds, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds and mortgage-backed securities
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. government securities. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Government Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	1.77%
1997	9.16%
1998	7.49%
1999	-0.64%
2000	11.30%
2001	6.74%
2002	9.23%
2003	1.29%
2004	3.34%
2005	2.09%

In the period shown in the chart, the highest quarterly return was 5.38% (the third quarter of 2001) and the lowest quarterly return was -2.67% (the first quarter of 1996).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-2.25%	3.66%	4.69%
After Taxes on Distributions	-3.56%	2.02%	2.63%
After Taxes on Distributions
and Sale of Fund Shares	-1.01%[1]	2.41%	2.98%
Class B (began on 10-4-1999)
Before Taxes	-2.78%	3.47%	4.53%
Class C (began on 10-8-1999)
Before Taxes	1.22%	3.72%	4.62%
Class Y
Before Taxes	2.50%	4.94%	5.47%
Indexes
Citigroup Treasury/
Government Sponsored/
Mortgage Bond Index[2]	2.71%	5.46%	6.04%
Lipper General U. S. Government
Funds Universe Average[3]	2.05%	4.48%	4.97%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Government Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	-----	-----	-----	-----

Management Fees[4]	0.50%	0.50%	0.50%	0.50%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.42%	0.59%	0.54%	0.27%
Total Annual Fund
Operating Expenses[4]	1.17%	2.09%	2.04%	0.77%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.46% for each class and the Total Annual Operating Expenses would have been 1.13%, 2.05%, 2.00% and 0.73% for Class A, Class B, Class C and Class Y, respectively.

Example
 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$539	$781	$1,041	$1,785
Class B Shares	612	955	1,224	2,185[1]
Class C Shares	207[2]	640	1,098	2,369
Class Y Shares	79	246	428	954

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$539	$781	$1,041	$1,785
Class B Shares	212	655	1,124	2,185[1]
Class C Shares	207	640	1,098	2,369
Class Y Shares	79	246	428	954

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors High Income Fund, Inc.

An Overview of the Fund

Objectives
To seek, as its primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies
Waddell & Reed Advisors High Income Fund (formerly United High Income Fund, Inc.®) seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S., and to a lesser extent foreign, issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's objectives. The Fund invests primarily in lower quality bonds, that include bonds rated BBB and below by S&P or Baa and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; however, it typically provides a cautious alternative within an aggressive sector of the bond market. The Fund may invest in bonds of any maturity and in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of the company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  potential to improve credit standing
  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Waddell & Reed Advisors High Income Fund. These include:
  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	11.88%
1997	14.32%
1998	3.88%
1999	2.92%
2000	-6.47%
2001	6.71%
2002	0.55%
2003	16.86%
2004	8.56%
2005	2.15%

In the period shown in the chart, the highest quarterly return was 5.77% (the second quarter of 1997) and the lowest quarterly return was -5.18% (the third quarter of 1998).

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-3.72%	5.56%	5.30%
After Taxes on Distributions	-6.02%	2.18%	1.85%
After Taxes on Distributions
and Sale of Fund Shares	-1.66%[1]	2.97%	2.71%
Class B (began on 10-4-1999)
Before Taxes	-2.77%	5.63%	3.74%
Class C (began on 10-4-1999)
Before Taxes	1.11%	5.82%	3.77%
Class Y (began on 1-4-1996)
Before Taxes	2.47%	7.14%	6.12%
Indexes
Citigroup High Yield
Market Index[2]	2.08%	8.93%	6.74%
Lipper High Current Yield
Funds Universe Average[3]	2.44%	7.23%	5.41%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.61%	0.61%	0.61%	0.61%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.50%	0.43%	0.22%
Total Annual Fund
Operating Expenses[4]	1.14%	2.11%	2.04%	0.83%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.59% for each class and the Total Annual Operating Expenses would have been 1.12%, 2.09%, 2.02% and 0.81% for Class A, Class B, Class C and Class Y, respectively.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	614	961	1,234	2,194[1]
Class C Shares	207[2]	640	1,098	2,369
Class Y Shares	85	265	460	1,025

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class B Shares	214	661	1,134	2,194[1]
Class C Shares	207	640	1,098	2,369
Class Y Shares	85	265	460	1,025

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Limited-Term Bond Fund

An Overview of the Fund

Objective
To provide current income consistent with preservation of capital.

Principal Strategies
Waddell & Reed Advisors Limited-Term Bond Fund seeks to achieve its objective by investing primarily in investment-grade debt securities of U.S., and to a lesser extent foreign, issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset-backed securities. Investment grade securities include bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds with limited-term maturities; therefore, the Fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, WRIMCO typically considers:

  the security's current coupon
  the maturity of the security
  the relative value of the security based on historical yield information the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Limited-Term Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline bonds with longer-term maturities may perform better than limited-term bonds the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Limited-Term Bond Fund is designed for investors seeking current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total return for Class A shares. The returns for the Fund's other classes of shares were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2003	2.64%
2004	1.32%
2005	1.29%

In the period shown in the chart, the highest quarterly return was 1.57% (the second quarter of 2005) and the lowest quarterly return was -1.64% (the second quarter of 2004).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (2.50%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 9-3-2002)
Before Taxes	-1.24%	1.32%
After Taxes on Distributions	-2.16%	0.53%
After Taxes on Distributions
and Sale of Fund Shares	-0.49%[1]	0.83%
Class B (began on 9-3-2002)
Before Taxes	-3.62%	0.27%
Class C (began on 9-3-2002)
Before Taxes	0.42%	1.20%
Class Y (began on 9-3-2002)
Before Taxes	1.75%	2.54%
Indexes
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index[2]	1.46%	2.56%[3]
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[4]	1.16%	2.61%[2]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on September 30, 2002.

4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	2.50%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.50%	0.50%	0.50%	0.50%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.48%	0.69%	0.59%	0.28%
Total Annual Fund
Operating Expenses[4]	1.23%	2.19%	2.09%	0.78%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.46% for each class and the Total Annual Operating Expenses would have been 1.19%, 2.15%, 2.05% and 0.74% for Class A, Class B, Class C and Class Y, respectively.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$372	$631	$ 909	$1,701
Class B Shares	622	985	1,275	2,280[1]
Class C Shares	212[2]	655	1,124	2,421
Class Y Shares	80	249	433	966

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$372	$631	$ 909	$1,701
Class B Shares	222	685	1,175	2,280[1]
Class C Shares	212	655	1,124	2,421
Class Y Shares	80	249	433	966

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

An Overview of the Fund

Objective
To provide income that is not subject to Federal income tax.

Principal Strategies
Waddell & Reed Advisors Municipal Bond Fund (formerly United Municipal Bond Fund, Inc.®) seeks to achieve its objective by investing, during normal market conditions, at least 80% of the Fund's net assets in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Investment grade securities include bonds rated BBB and higher by S&P and Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

WRIMCO primarily utilizes a cautious top-down management style that de-emphasizes aggressive interest rate strategies. WRIMCO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall Fund duration relatively neutral to the Fund's stated benchmark. As an overlay to this core strategy, WRIMCO attempts to identify and utilize relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns and other technical factors are monitored closely for opportunities.

WRIMCO seeks to strongly emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Municipal Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline prepayment of asset-backed securities or mortgage-backed securities (prepayment risk)
  prepayment of higher-yielding bonds when interest rates decline (optional call risk)
  changes in the maturities of bonds owned by the Fund
  the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  changes and shifts in the shape of the yield curve which may result in certain maturities underperforming others
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Although WRIMCO does not currently anticipate that the Fund will reach its maximum amount, a significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest
Waddell & Reed Advisors Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	4.12%
1997	10.23%
1998	5.20%
1999	-5.50%
2000	9.93%
2001	1.86%
2002	9.12%
2003	4.70%
2004	3.47%
2005	2.00%

In the period shown in the chart, the highest quarterly return was 5.09% (the third quarter of 2002) and the lowest quarterly return was -2.38% (the second quarter of 2004).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	-2.34%	3.30%	3.96%
After Taxes on Distributions	-2.34%	3.27%	3.74%
After Taxes on Distributions
and Sale of Fund Shares	-0.33%[1]	3.35%[1]	3.89%
Class B (began on 10-5-1999)
Before Taxes	-2.85%	3.12%	3.69%
Class C (began on 10-7-1999)
Before Taxes	1.06%	3.27%	3.67%
Class Y (began on 12-30-1998)
Before Taxes	2.29%	4.42%	3.72%
Indexes
Lehman Brothers Municipal
Bond Index[2]	3.53%	5.59%	5.72%
Lipper General Municipal Debt
Funds Universe Average[3]	3.00%	4.78%	4.74%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y*
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y*
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.52%	0.52%	0.52%	0.52%
Distribution and Service
(12b-1) Fees	0.23%	1.00%	1.00%	None
Other Expenses	0.16%	0.30%	0.33%	0.08%
Total Annual Fund
Operating Expenses[4]	0.91%	1.82%	1.85%	0.60%

*Effective June 9, 2006, Class Y shares are no longer available for investment.

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.49% for each class and the Total Annual Operating Expenses would have been 0.88%, 1.79%, 1.82% and 0.57% for Class A, Class B, Class C and Class Y, respectively.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$514	$703	$ 907	$1,497
Class B Shares	585	873	1,085	1,903[1]
Class C Shares	188[2]	582	1,001	2,169
Class Y Shares	61	192	335	750

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$514	$703	$ 907	$1,497
Class B Shares	185	573	985	1,903[1]
Class C Shares	188	582	1,001	2,169
Class Y Shares	61	192	335	750

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

An Overview of the Fund

Objective

To provide a high level of income that is not subject to Federal income tax.

Principal Strategies

Waddell & Reed Advisors Municipal High Income Fund (formerly United Municipal High Income Fund, Inc.®) seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the AMT.

The Fund invests primarily in bonds rated in the lower tier of investment grade (BBB by S&P and Baa by Moody's) or lower, including bonds rated below investment grade, or junk bonds, typically rated BB and lower by S&P and Ba and lower by Moody's, or, if unrated, judged by WRIMCO to be of similar quality. As well, the Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years. WRIMCO's view on interest rates largely determines the desired duration of the Fund's holdings and how to structure the portfolio to achieve a duration target.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain PABs, which finance privately operated facilities

WRIMCO typically conducts a macro-economic analysis in conjunction with its security selection, and it may look at a number of factors in selecting individual securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value and market yield of the security
  the creditworthiness of the particular issuer or of the private company involved the sector in which the security is identified
  the structure of the security, including whether it has a put or a call feature the state in which the security is issued

The Fund may invest significantly in PABs in general, in revenue bonds payable from similar projects and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used when buying securities in order to determine whether the security continues to be a desired investment for the Fund, including consideration of the security's current credit quality. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Municipal High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects changes in the maturities of bonds owned by the Fund
  prepayment of asset-backed securities or other higher-yielding bonds held by the Fund (prepayment risk)
  the local economic, political or regulatory environment affecting bonds owned by the Fund failure of a bond's interest to qualify as tax-exempt
  legislation affecting the tax status of municipal bond interest
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Although WRIMCO does not currently anticipate that the Fund will reach its maximum amount, a significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Municipal High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	6.90%
1997	11.77%
1998	6.82%
1999	-5.20%
2000	5.39%
2001	5.17%
2002	5.79%
2003	5.13%
2004	6.64%
2005	7.12%

In the period shown in the chart, the highest quarterly return was 8.48% (the fourth quarter of 1998) and the lowest quarterly return was -3.21% (the fourth quarter of 1999).

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2005
			10 Years
			(or Life
	1 Year	5 Years	of Class)
	------	--------	--------
Class A
Before Taxes	2.57%	5.05%	5.02%
After Taxes on Distributions	2.55%	5.02%	4.88%
After Taxes on Distributions
and Sale of Fund Shares	3.42%[1]	5.06%[1]	5.01%
Class B (began on 10-5-1999)
Before Taxes	2.21%	4.91%	4.24%
Class C (began on 10-8-1999)
Before Taxes	6.17%	5.07%	4.24%
Class Y (began on 12-30-1998)
Before Taxes	7.33%	6.08%	4.31%
Indexes
Lehman Brothers Municipal
Bond Index[2]	3.53%	5.59%	5.72%
Lipper High Yield Municipal Debt
Funds Universe Average[3]	6.04%	6.04%	4.96%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Municipal High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y*
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y*
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.53%	0.53%	0.53%	0.53%
Distribution and
Service (12b-1) Fees	0.23%	1.00%	1.00%	None
Other Expenses	0.21%	0.30%	0.34%	0.23%
Total Annual Fund
Operating Expenses[4]	0.97%	1.83%	1.87%	0.76%

*Effective June 9, 2006, Class Y shares are no longer available for investment.

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within fewer than five days of purchase are assessed a 2.00% redemption/exchange fee.

4A reduction in the Fund's management fee rate pursuant to a management fee waiver becomes effective October 1, 2006, and will remain in effect through October 1, 2011. If this reduction had been in effect for the Fund's fiscal year ended September 30, 2005, the Management Fees would have been 0.49% for each class and the Total Annual Operating Expenses would have been 0.93%, 1.79%, 1.83% and 0.72% for Class A, Class B, Class C and Class Y, respectively.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$520	$721	$ 938	$1,564
Class B Shares	586	876	1,090	1,930[1]
Class C Shares	190[2]	588	1,011	2,190
Class Y Shares	78	243	422	942

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$520	$721	$ 938	$1,564
Class B Shares	186	576	990	1,930[1]
Class C Shares	190	588	1,011	2,190
Class Y Shares	78	243	422	942

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Waddell & Reed Advisors Cash Management, Inc.

An Overview of the Fund

Objective

To seek maximum current income consistent with stability of principal.

Principal Strategies

Waddell & Reed Advisors Cash Management (formerly United Cash Management, Inc.®) seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the requisite NRSRO, as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (1940 Act), or if unrated, are of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Cash Management. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund a decrease in interest rates, which may cause prepayment of higher-yielding instruments held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.
  adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

  The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	4.74%
1997	4.91%
1998	4.97%
1999	4.61%
2000	5.82%
2001	3.68%
2002	1.12%
2003	0.44%
2004	0.52%
2005	2.37%

In the period shown in the chart, the highest quarterly return was 1.57% (the fourth quarter of 2000) and the lowest quarterly return was 0.04% (the first quarter of 2004). As of December 31, 2005, the 7-day yield was 3.37%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2005
	1 Year	5 Years	10 Years (or
			Life of Class)
Class A	2.37%	1.62%	3.29%
Class B (began on 9-9-99)[1]	-2.69%	0.67%	1.65%
Class C (began on 9-9-99)[1]	1.27%	0.85%	1.61%

1As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investments.

Fees and Expenses

Waddell & Reed Advisors Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B1	Class C1
your investment)	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)[2]
(as a percentage of lesser of amount
invested or redemption value)	None	5%	1%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	None	None	None

Annual Fund Operating Expenses[4]
(expenses that are	Class A	Class B1	Class C1
deducted from Fund assets)	---------	---------	---------

Management Fees	0.40%	0.40%	0.40%
Distribution and
Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses	0.52%	0.59%	0.61%
Total Annual Fund
Operating Expenses	0.92%	1.99%	2.01%

1Class B and Class C are not available for direct investments.

2The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

3If you choose to receive your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

4The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive sufficient expenses to prevent the yield for any class from falling below 0.01%, subject to WRIMCO's right to change or terminate this waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:		1 Year	3 Years	5 Years	10 Years
	Class A	$ 94	$293	$ 509	$1,131
	Class B	602	924	1,173	2,040[1]
	Class C	204[2]	630	1,083	2,338

If shares are not redeemed
at end of period:		1 Year	3 Years	5 Years	10 Years
	Class A	$ 94	$293	$ 509	$1,131
	Class B	202	624	1,073	2,040[1]
	Class C	204	630	1,083	2,338

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Bond Fund: The Fund seeks to achieve its objective of a reasonable return with emphasis on preservation of capital by investing primarily in a diversified portfolio of debt securities of higher quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the Fund's holdings will typically decline. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund may also invest up to 20% of its net assets in foreign securities, which may present additional risks, including accounting and disclosure standards which may differ from country to country, and make obtaining reliable research information more difficult. There is also the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Fund may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's Statement of Additional Information (SAI).

Waddell & Reed Advisors Global Bond Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with the primary objective, by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of U.S. and foreign issuers, including government-issued securities. There is no guarantee, however, that the Fund will achieve its objectives.

Bonds may be of any maturity but will primarily be of intermediate term (generally, maturities ranging between one and ten years) and of investment grade. The Fund may, however, invest up to 35% of its total assets in bonds, typically foreign issues, in the lower rating categories of the NRSROs, or unrated securities determined by WRIMCO to be of comparable quality. Lower quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may also utilize a range of derivative instruments, including credit default swaps, forward currency contracts and interest-only securities to either hedge an existing position, invest in a position not otherwise readily available, or to mitigate the impact of rising interest rates. However, the use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of WRIMCO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. The Fund may also invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The Fund does not intend to invest more than 35% of its total assets in non-U.S. dollar denominated securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Government Securities Fund: The Fund seeks to achieve it objective of as high a current income as is consistent with safety of principal by investing exclusively in a diversified portfolio of U.S. government securities. U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest a significant portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, or CMOs, guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors High Income Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with the primary objective, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's objectives. There is no guarantee, however, that the Fund will achieve its objectives.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these include bonds rated BB or lower by S&P, or Ba or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund primarily owns debt securities and may own bonds with varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Limited-Term Bond Fund: The Fund seeks to achieve its objective of providing current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of one to five years) of U.S., and to a lesser extent foreign, issuers, including corporations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, CMOs and other asset-backed securities. All securities must be denominated in U.S. dollars. There is no guarantee, however, that the Fund will achieve its objective.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Limited-Term Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Municipal Bond Fund: The Fund seeks to achieve its objective of providing income that is not subject to Federal income tax by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. Although the Fund does not currently anticipate that it will reach its maximum allowable amount, not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. While the Fund currently has no intention to do so, the Fund may invest 25% or more of its total assets in PABs, for which the payment of principal and interest is derived from revenue of similar projects. The Fund may invest 25% of its total assetsin municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family project mortgages, student loan bonds that finance pools of student loans, and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state's share of annual tobacco settlement revenues.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's objective.

Income from taxable obligations, repurchase agreements and certain derivative instruments will be subject to Federal income tax. As of the date of this Prospectus, the Fund has no exposure to futures contracts and similar derivative instruments designed for hedging. The Fund does, and may in the future, hold a modest portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  hold taxable obligations, subject to the limitations stated above emphasize debt securities of a higher quality than those the Fund would ordinarily hold hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Municipal Bond Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Municipal High Income Fund: The Fund seeks to achieve its objective of providing a high level of income that is not subject to Federal income tax by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. Although the Fund does not currently anticipate that it will reach its maximum allowable amount, not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund invests:

  substantially in bonds with remaining maturities of 10 to 30 years at least 80% of its net assets in municipal bonds
  at least 75% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P, or Baa through D by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality

The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

Income from taxable obligations, repurchase agreements and certain derivative instruments will be subject to Federal income tax. As of the date of this Prospectus, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax, and taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Municipal High Income Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Waddell & Reed Advisors Cash Management: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Risks. An investment in Waddell & Reed Advisors Cash Management is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO in selecting investments.

Each Fund may also invest in and use other types of securities and certain other types of instruments in seeking to achieve its objective(s). For example, each Fund (other than Waddell & Reed Advisors Cash Management) may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

Each of the Funds generally seeks to be fully invested, except to the extent it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Fund's assets in cash and cash equivalents if WRIMCO is unable to identify and acquire sufficient securities that meet WRIMCO's selection criteria for implementing the Fund's investment objective(s), strategies and policies.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Fund's SAI.

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings is also available in the Fund's SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on each Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Defining Risks

  Company Risk - An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Credit Risk - An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO's analysis of credit risk more heavily than usual.
  Diversification Risk - A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio. (A Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio.) The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.
  Emerging Market Risk - Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
  Extension Risk - Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
  Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
  Foreign Securities Risk - Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

  Income Risk - Falling interest rates may cause a Fund to experience a decline in its income.
  Interest Rate Risk - The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

  Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.
  Market Risk - All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

The Management of the Funds

Investment Advisor

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund's Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund's investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in that Fund's SAI. The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Cash Management, Inc.: 0.40% of net assets.

Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc. and Waddell & Reed Advisors High Income Fund, Inc.: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Effective October 1, 2006 through October 1, 2011, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Government Securities Fund: 0.46% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Limited-Term Bond Fund: 0.455% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Municipal Bond Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Bond Fund, Inc.: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund, Inc.: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

A discussion regarding the basis of the approval of the advisory contract is available in each Fund's annual report to shareholders.

Management fees for each Fund as a percent of its net assets for its fiscal year ended September 30, 2005, were:

Fund	Management Fees Paid
Waddell & Reed Advisors Bond Fund	0.52%
Waddell & Reed Advisors Cash Management, Inc.	0.40%
Waddell & Reed Advisors Global Bond Fund, Inc.	0.63%
Waddell & Reed Advisors Government Securities Fund	0.50%
Waddell & Reed Advisors High Income Fund, Inc.	0.61%
Waddell & Reed Advisors Limited-Term Bond	0.50%
Waddell & Reed Advisors Municipal Bond Fund, Inc.	0.52%
Waddell & Reed Advisors Municipal High Income Fund, Inc.	0.53%

Portfolio Management

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund: James C. Cusser is primarily responsible for the day-to-day management of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Senior Vice President of WRIMCO and IICO, Vice President of these Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for these Funds and other investment companies managed by WRIMCO since August 1992. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University.

Waddell & Reed Advisors Global Bond Fund, Inc.: Daniel J. Vrabac and Mark G. Beischel are primarily responsible for the day-to-day management of Waddell & Reed Advisors Global Bond Fund, Inc. Mr. Vrabac has held his Fund responsibilities since September 2000. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Vrabac served as Head of Fixed Income for WRIMCO and IICO until June 2005, and has been an employee of WRIMCO since 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis on Investments and Finance from Indiana University.

Mark G. Beischel has held his Fund responsibilities since January 2002. He is Vice President of WRIMCO and IICO and Vice President of the Fund. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Waddell & Reed Advisors High Income Fund, Inc.: Louise D. Rieke is primarily responsible for the day-to-day management of Waddell & Reed Advisors High Income Fund, Inc. Ms. Rieke has held her Fund responsibilities since January 1990. She is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971. She earned a BS degree in Accounting from Kansas State University, and holds an MBA from the University of Missouri at Kansas City. Ms. Rieke has earned the designation of Certified Public Accountant, and is a Chartered Financial Analyst.

Waddell & Reed Advisors Limited-Term Bond Fund: W. Patrick Sterner is primarily responsible for the day-to-day management of Waddell & Reed Advisors Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Sterner has been an employee of WRIMCO since August 1992. He earned a degree in Business Administration from the University of Kansas, and is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal Bond Fund, Inc.: Bryan J. Bailey is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal Bond Fund, Inc. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Bailey had served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Municipal High Income Fund, Inc.: Mark Otterstrom is primarily responsible for the day-to-day management of Waddell & Reed Advisors Municipal High Income Fund, Inc. Mr. Otterstrom has held his Fund responsibilities since June 2000. He is Vice President of WRIMCO and IICO, and Vice President of the Fund. Mr. Otterstrom had served as assistant portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Cash Management, Inc.: Mira Stevovich is primarily responsible for the day-to-day management of Waddell & Reed Advisors Cash Management, Inc. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO and IICO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College, and holds an MA degree in Soviet and East European Studies and an MBA from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in each Fund's SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (please see footnote 4 to the Funds' Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase

Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%

	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease

For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares except that Waddell & Reed Advisors Cash Management Class A shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares and the services provided to you by your financial advisor. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the National Association of Securities Dealers (NASD) rules as then in effect.

Since these fees are paid out of a fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them (other than Waddell & Reed Advisors Cash Management Class A shares), based on the amount of your investment, according to the tables below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Bond Fund
Global Bond Fund
High Income Fund
		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund
Municipal Bond Fund
Municipal High Income Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price[1]	Invested	Price
--------	-----------	----------	-----------
under $300,000	2.50	2.56	2.00
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation for Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or social security or other taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan.

2. All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code), (Qualified Plan) that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3. All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, the purchases made by individual employees under such plan may also be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4. All purchases of Class A shares made by you or your spouse for your or your spouse's individual retirement account (IRA), or salary reduction plan account under Section 457 of the Code may be grouped, provided that such purchases are subject to a sales charge (see "Sales Charge Waivers for Certain Investors" and "Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment) as well as your or your spouse's tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of certain Waddell & Reed Advisors Funds
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

With respect to the above, an individual's domestic partner may be treated as his or her spouse.

Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on April 17, 2006, then redeems all Class B shares on April 15, 2007, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you will pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:
  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70  1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or, for Waddell & Reed Advisors Cash Management, less than $250 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund
  For select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates
  Waddell & Reed InvestEd Portfolios, Inc.
Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include: the sales load, if any, that you pay as an investor; the 12(b)-1 fee paid by the class of shares of the Fund that you own; and payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the class of share you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and in some cases it may be for including some or all of the Funds in preferred or specialized selling programs, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates for providing related sub-transfer agency and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and/or distributor of the Funds and certain other affiliated mutual funds. Waddell & Reed financial advisors sell primarily shares of the funds in the Waddell & Reed Advisors and Ivy mutual fund families (Fund Families). Either WRIMCO or IICO (Manager) is the investment manager for each fund in the respective Fund Families. The Managers are subsidiaries of Waddell & Reed.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. Nevertheless, Waddell & Reed receives more total revenue from the sale of shares of the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because Waddell & Reed, as the parent of the Managers, earns investment advisory fees charged by the Managers to the funds in the Fund Families for providing investment management services to the funds in the Fund Families. These fees are assessed daily against the assets held by the funds in the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families generally result in greater revenues to and greater profits to Waddell & Reed and the Managers, since payments to Waddell & Reed and the Managers increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed's overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed and read a copy of Waddell & Reed's Form ADV Disclosure Brochure.

PORTABILITY

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale only through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that they will recommend primarily the Funds. For more information about conflicts of interest, please see "Potential Conflicts of Interest". Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds' records in an omnibus account for a selling broker-dealer or other financial intermediary ("Financial Intermediary") or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds' distributor or an authorized affiliate. Only an extremely small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate the Funds, which may cause adverse tax consequences, if you later decided to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary's selling agreement, which may be terminated without notice to you.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the taxable years beginning in 2005 through 2007, the Annual Dollar Limit is $4,000. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $500 for 2005 and $1,000 for 2006 and thereafter. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $42,000 for 2005 and $44,000 for 2006.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. Beginning in 2006, a Roth 401(k) contribution option may be available on a qualified 401(k) Plan.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (i.e., tax-exempt) organizations. Beginning in 2006, a Roth 403(b) contribution option may be available.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors Global Bond Fund, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event - thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payment based on valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Certain Waddell & Reed Advisors Funds may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you must first call 800.532.2783 to obtain an account number. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800.532.2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent networking agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with Automatic Investment Service	$50 (per Fund)
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first 12 months)
For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone or internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, WRSCO will send a check to the address on the account. For your protection, the address of record must not have changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH for any shares you hold, or via wire if you hold Class Y shares or any class of shares of Waddell & Reed Advisors Cash Management. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Government Securities Fund or Waddell & Reed Advisors Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. If you sell Class A shares of Waddell & Reed Advisors Government Securities Fund or Waddell & Reed Advisors Limited-Term Bond Fund by check, you may experience tax implications.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or, for Waddell & Reed Advisors Cash Management, less than $250 . The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500, or $250 for Waddell & Reed Advisors Cash Management. These redemptions will not be subject to a CDSC. Waddell & Reed Advisors Cash Management may charge a fee of $1.75 per month on all accounts with an aggregate NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 (or $250 for Waddell & Reed Advisors Cash Management) due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund. The reinvestment must be made into the same fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares
Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, after every exchange, other than rebalance-related exchange transactions for SPA and MAP products, and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after end of fourth quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same class of another Fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management.

For clients of Waddell & Reed and Legend, these same exchange privileges also apply to the corresponding classes of shares in the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Bond Fund that were acquired as a result of the merger of Ivy Bond Fund into Waddell & Reed Advisors Bond Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Bond Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management for your Funds Plus Service into Class A, B or C shares of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information
  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.
How to Exchange

By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You may be allowed to exchange by internet if (1) you have established the internet exchange option; and (2) you can provide proper identification information.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Waddell & Reed Advisors Municipal Bond Fund or Waddell & Reed Advisors Municipal High Income Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund or Waddell & Reed Advisors Municipal High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will, for clients of Waddell & Reed (as well as those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that the Fund is suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC, Waddell & Reed or WRSCO will, if possible, place a trading block on Waddell & Reed's system at a dealer-branch level or, if that cannot be accomplished, will contact the associated intermediary and request that the broker-dealer block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries, because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Funds' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, the Funds currently deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares after holding them fewer than five days (fewer than 30 days for Waddell & Reed Advisors Global Bond Fund). If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Fund, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus service.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Monthly:

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Global Bond Fund

Declared daily and paid monthly:

Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors Limited-Term Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) are usually distributed in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Except as noted in the following sentence, you will be subject to tax on actual or deemed distributions a Fund makes to you of income and gains it earns and realizes. Distributions by Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund (each, a Municipal Fund) that are designated as exempt-interest dividends generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are "qualified dividend income" eligible for the 15% maximum federal income tax rate on individuals' net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and qualified dividend income they receive is taxed as net capital gain. It is unlikely that a significant amount of dividends paid by any Fund will be qualified dividend income.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income tax. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds (PABs) that you must treat as a tax preference item for purposes of calculating your liability, if any, for the AMT; each Municipal Fund anticipates that, for the coming year, the AMT portion will not be more than 40% of the dividends it will pay to its shareholders. Your Municipal Fund will provide you with information concerning the amount of distributions that you must treat as a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in a Municipal Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of a Municipal Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest the Fund earned or accrued but had not yet paid out as a dividend. If the redemption is not made until after the record date for the distribution attributable to that interest, however, you will receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds (collectively "Exchange Fund") generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase thereof and then reacquire Class A shares of that Fund or acquire Class A shares of an Exchange Fund without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account-Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund (if it distributes exempt-interest dividends during the shareholder's taxable year) will not be deductible for Federal income tax purposes. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold a portion of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares (as applicable) for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for each Fund for the fiscal year ended September 30, 2005, is included in that Fund's Annual Report to Shareholders, which is available upon request.

WADDELL & REED ADVISORS BOND FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$6.50	$0.27	$(0.12)	$0.15	$(0.28)	$(0.10)	$(0.38)	$6.27
10-1-03 to 9-30-04	6.57	0.27	(0.03)	0.24	(0.28)	(0.03)	(0.31)	6.50
10-1-02 to 9-30-03	6.49	0.28	0.09	0.37	(0.29)	(0.00)	(0.29)	6.57
10-1-01 to 9-30-02	6.33	0.31	0.16	0.47	(0.31)	(0.00)	(0.31)	6.49
10-1-00 to 9-30-01	6.01	0.35	0.32	0.67	(0.35)	(0.00)	(0.35)	6.33

Class B
10-1-04 to 9-30-05	$6.50	$0.21	$(0.13)	$0.08	$(0.22)	$(0.10)	$(0.32)	$6.26
10-1-03 to 9-30-04	6.57	0.21	(0.03)	0.18	(0.22)	(0.03)	(0.25)	6.50
10-1-02 to 9-30-03	6.49	0.23	0.08	0.31	(0.23)	(0.00)	(0.23)	6.57
10-1-01 to 9-30-02	6.33	0.25	0.16	0.41	(0.25)	(0.00)	(0.25)	6.49
10-1-00 to 9-30-01	6.01	0.29	0.33	0.62	(0.30)	(0.00)	(0.30)	6.33

Class C
10-1-04 to 9-30-05	$6.50	$0.21	$(0.13)	$0.08	$(0.22)	$(0.10)	$(0.32)	$6.26
10-1-03 to 9-30-04	6.57	0.21	(0.03)	0.18	(0.22)	(0.03)	(0.25)	6.50
10-1-02 to 9-30-03	6.49	0.23	0.09	0.32	(0.24)	(0.00)	(0.24)	6.57
10-1-01 to 9-30-02	6.33	0.26	0.16	0.42	(0.26)	(0.00)	(0.26)	6.49
10-1-00 to 9-30-01	6.01	0.30	0.32	0.62	(0.30)	(0.00)	(0.30)	6.33

Class Y
10-1-04 to 9-30-05	$6.50	$0.29	$(0.12)	$0.17	$(0.30)	$(0.10)	$(0.40)	$6.27
10-1-03 to 9-30-04	6.57	0.29	(0.03)	0.26	(0.30)	(0.03)	(0.33)	6.50
10-1-02 to 9-30-03	6.49	0.31	0.08	0.39	(0.31)	(0.00)	(0.31)	6.57
10-1-01 to 9-30-02	6.33	0.30	0.19	0.49	(0.33)	(0.00)	(0.33)	6.49
10-1-00 to 9-30-01	6.01	0.38	0.31	0.69	(0.37)	(0.00)	(0.37)	6.33

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	2.30%	[a]	$605	1.09%	4.12%	34%
10-1-03 to 9-30-04	3.73%	[a]	637	1.07%	4.20%	43%
10-1-02 to 9-30-03	5.86%	[a]	755	1.04%	4.36%	44%
10-1-01 to 9-30-02	7.67%	[a]	792	1.03%	4.92%	25%
10-1-00 to 9-30-01	11.50%	[a]	584	1.01%	5.66%	36%

Class B
10-1-04 to 9-30-05	1.17%		$42	2.02%	3.20%	34%
10-1-03 to 9-30-04	2.82%		49	1.99%	3.27%	43%
10-1-02 to 9-30-03	4.92%		59	1.93%	3.46%	44%
10-1-01 to 9-30-02	6.75%		43	1.91%	4.03%	25%
10-1-00 to 9-30-01	10.55%		22	1.87%	4.74%	36%

Class C
10-1-04 to 9-30-05	1.17%		$13	2.01%	3.20%	34%
10-1-03 to 9-30-04	2.78%		14	1.99%	3.27%	43%
10-1-02 to 9-30-03	4.95%		17	1.91%	3.49%	44%
10-1-01 to 9-30-02	6.77%		17	1.90%	4.03%	25%
10-1-00 to 9-30-01	10.53%		7	1.87%	4.72%	36%

Class Y
10-1-04 to 9-30-05	2.67%		$15	0.72%	4.49%	34%
10-1-03 to 9-30-04	4.08%		14	0.74%	4.52%	43%
10-1-02 to 9-30-03	6.18%		12	0.72%	4.68%	44%
10-1-01 to 9-30-02	7.99%		11	0.73%	5.21%	25%
10-1-00 to 9-30-01	11.83%		3	0.73%	5.95%	36%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

WADDELL & REED ADVISORS GLOBAL BOND FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Declared From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$3.58	$0.13	$0.07	$0.20	$(0.13)	$(0.00)	$(0.13)	$3.65
10-1-03 to 9-30-04	3.55	0.13	0.04	0.17	(0.14)	(0.00)	(0.14)	3.58
10-1-02 to 9-30-03	3.29	0.17	0.26	0.43	(0.17)	(0.00)	(0.17)	3.55
10-1-01 to 9-30-02	3.49	0.20	(0.20)	0.00	(0.20)	(0.00)	(0.20)	3.29
10-1-00 to 9-30-01	3.56	0.21	(0.07)	0.14	(0.21)	(0.00)	(0.21)	3.49

Class B
10-1-04 to 9-30-05	$3.58	$0.09	$0.08	$0.17	$(0.10)	$(0.00)	$(0.10)	$3.65
10-1-03 to 9-30-04	3.55	0.09	0.04	0.13	(0.10)	(0.00)	(0.10)	3.58
10-1-02 to 9-30-03	3.29	0.14	0.26	0.40	(0.14)	(0.00)	(0.14)	3.55
10-1-01 to 9-30-02	3.49	0.17	(0.20)	(0.03)	(0.17)	(0.00)	(0.17)	3.29
10-1-00 to 9-30-01	3.56	0.18	(0.07)	0.11	(0.18)	(0.00)	(0.18)	3.49

Class C
10-1-04 to 9-30-05	$3.58	$0.09	$0.08	$0.17	$(0.10)	$(0.00)	$(0.10)	$3.65
10-1-03 to 9-30-04	3.55	0.10	0.04	0.14	(0.11)	(0.00)	(0.11)	3.58
10-1-02 to 9-30-03	3.29	0.14	0.26	0.40	(0.14)	(0.00)	(0.14)	3.55
10-1-01 to 9-30-02	3.49	0.17	(0.20)	(0.03)	(0.17)	(0.00)	(0.17)	3.29
10-1-00 to 9-30-01	3.56	0.17	(0.07)	0.10	(0.17)	(0.00)	(0.17)	3.49

Class Y
10-1-04 to 9-30-05	$3.58	$0.14	$0.07	$0.21	$(0.14)	$(0.00)	$(0.14)	$3.65
10-1-03 to 9-30-04	3.55	0.14	0.04	0.18	(0.15)	(0.00)	(0.15)	3.58
10-1-02 to 9-30-03	3.29	0.18	0.26	0.44	(0.18)	(0.00)	(0.18)	3.55
10-1-01 to 9-30-02	3.49	0.22	(0.20)	0.02	(0.22)	(0.00)	(0.22)	3.29
10-1-00 to 9-30-01	3.56	0.22	(0.07)	0.15	(0.22)	(0.00)	(0.22)	3.49

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	5.69%	[a]	$228	1.28%	3.56%	30%
10-1-03 to 9-30-04	4.88%	[a]	236	1.27%	3.53%	76%
10-1-02 to 9-30-03	13.39%	[a]	231	1.24%	4.98%	113%
10-1-01 to 9-30-02	0.04%	[a]	230	1.22%	5.91%	76%
10-1-00 to 9-30-01	4.11%	[a]	251	1.19%	6.02%	71%

Class B
10-1-04 to 9-30-05	4.67%		$9	2.28%	2.57%	30%
10-1-03 to 9-30-04	3.78%		8	2.34%	2.47%	76%
10-1-02 to 9-30-03	12.26%		5	2.24%	3.90%	113%
10-1-01 to 9-30-02	-0.93%		3	2.20%	4.93%	76%
10-1-00 to 9-30-01	3.13%		3	2.13%	5.05%	71%

Class C
10-1-04 to 9-30-05	4.70%		$4.95	2.21%	2.64%	30%
10-1-03 to 9-30-04	3.96%		3.98	2.22%	2.59%	76%
10-1-02 to 9-30-03	12.24%		2.25	2.27%	3.76%	113%
10-1-01 to 9-30-02	-0.94%		1.05	2.20%	4.92%	76%
10-1-00 to 9-30-01	2.97%		0.54	2.31%	4.83%	71%

Class Y
10-1-04 to 9-30-05	6.10%		$16	0.89%	3.95%	30%
10-1-03 to 9-30-04	5.29%		14	0.89%	3.92%	76%
10-1-02 to 9-30-03	13.80%		11	0.87%	5.28%	113%
10-1-01 to 9-30-02	0.40%		7	0.86%	6.25%	76%
10-1-00 to 9-30-01	4.46%		2	0.85%	6.34%	71%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$5.62	$0.21	$(0.07)	$0.14	$(0.21)	$(0.04)	$(0.25)	$5.51
10-1-03 to 9-30-04	5.72	0.21	(0.08)	0.13	(0.21)	(0.02)	(0.23)	5.62
10-1-02 to 9-30-03	5.80	0.22	(0.08)	0.14	(0.22)	(0.00)	(0.22)	5.72
10-1-01 to 9-30-02	5.63	0.25	0.17	0.42	(0.25)	(0.00)	(0.25)	5.80
10-1-00 to 9-30-01	5.27	0.29	0.36	0.65	(0.29)	(0.00)	(0.29)	5.63

Class B
10-1-04 to 9-30-05	$5.62	$0.16	$(0.07)	$0.09	$(0.16)	$(0.04)	$(0.20)	$5.51
10-1-03 to 9-30-04	5.72	0.16	(0.08)	0.08	(0.16)	(0.02)	(0.18)	5.62
10-1-02 to 9-30-03	5.80	0.17	(0.08)	0.09	(0.17)	(0.00)	(0.17)	5.72
10-1-01 to 9-30-02	5.63	0.20	0.17	0.37	(0.20)	(0.00)	(0.20)	5.80
10-1-00 to 9-30-01	5.27	0.24	0.36	0.60	(0.24)	(0.00)	(0.24)	5.63

Class C
10-1-04 to 9-30-05	$5.62	$0.16	$(0.07)	$0.09	$(0.16)	$(0.04)	$(0.20)	$5.51
10-1-03 to 9-30-04	5.72	0.17	(0.08)	0.09	(0.17)	(0.02)	(0.19)	5.62
10-1-02 to 9-30-03	5.80	0.17	(0.08)	0.09	(0.17)	(0.00)	(0.17)	5.72
10-1-01 to 9-30-02	5.63	0.20	0.17	0.37	(0.20)	(0.00)	(0.20)	5.80
10-1-00 to 9-30-01	5.27	0.25	0.36	0.61	(0.25)	(0.00)	(0.25)	5.63

Class Y
10-1-04 to 9-30-05	$5.62	$0.23	$(0.07)	$0.16	$(0.23)	$(0.04)	$(0.27)	$5.51
10-1-03 to 9-30-04	5.72	0.24	(0.08)	0.16	(0.24)	(0.02)	(0.26)	5.62
10-1-02 to 9-30-03	5.80	0.23	(0.08)	0.15	(0.23)	(0.00)	(0.23)	5.72
10-1-01 to 9-30-02	5.63	0.26	0.17	0.43	(0.26)	(0.00)	(0.26)	5.80
10-1-00 to 9-30-01	5.27	0.31	0.36	0.67	(0.31)	(0.00)	(0.31)	5.63

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	2.49%	[a]	$213	1.17%	3.78%	36%
10-1-03 to 9-30-04	2.06%	[a]	221	1.19%	3.82%	13%
10-1-02 to 9-30-03	2.40%	[a]	297	1.05%	3.76%	93%
10-1-01 to 9-30-02	7.72%	[a]	303	1.04%	4.40%	27%
10-1-00 to 9-30-01	12.68%	[a]	168	1.11%	5.32%	32%

Class B
10-1-04 to 9-30-05	1.56%		$18	2.09%	2.87%	36%
10-1-03 to 9-30-04	1.12%		20	2.12%	2.89%	13%
10-1-02 to 9-30-03	1.53%		28	1.90%	2.91%	93%
10-1-01 to 9-30-02	6.79%		27	1.90%	3.51%	27%
10-1-00 to 9-30-01	11.70%		9	1.98%	4.33%	32%

Class C
10-1-04 to 9-30-05	1.62%		$11	2.04%	2.92%	36%
10-1-03 to 9-30-04	1.20%		12	2.04%	2.97%	13%
10-1-02 to 9-30-03	1.58%		19	1.85%	2.96%	93%
10-1-01 to 9-30-02	6.86%		22	1.85%	3.58%	27%
10-1-00 to 9-30-01	11.79%		6	1.85%	4.47%	32%

Class Y
10-1-04 to 9-30-05	2.91%		$5	0.77%	4.19%	36%
10-1-03 to 9-30-04	2.49%		4	0.77%	4.24%	13%
10-1-02 to 9-30-03	2.72%		4	0.73%	4.07%	93%
10-1-01 to 9-30-02	8.03%		8	0.74%	4.69%	27%
10-1-00 to 9-30-01	13.04%		3	0.79%	5.64%	32%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

WADDELL & REED ADVISORS HIGH INCOME FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Declared From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$7.55	$0.52	$(0.17)	$0.35	$(0.51)	$(0.00)	$(0.51)	$7.39
10-1-03 to 9-30-04	7.39	0.51	0.17	0.68	(0.52)	(0.00)	(0.52)	7.55
10-1-02 to 9-30-03	6.84	0.52	0.54	1.06	(0.51)	(0.00)	(0.51)	7.39
10-1-01 to 9-30-02	7.26	0.56	(0.42)	0.14	(0.56)	(0.00)	(0.56)	6.84
10-1-00 to 9-30-01	8.10	0.66	(0.84)	(0.18)	(0.66)	(0.00)	(0.66)	7.26

Class B
10-1-04 to 9-30-05	$7.55	$0.45	$(0.17)	$0.28	$(0.44)	$(0.00)	$(0.44)	$7.39
10-1-03 to 9-30-04	7.39	0.44	0.16	0.60	(0.44)	(0.00)	(0.44)	7.55
10-1-02 to 9-30-03	6.83	0.45	0.55	1.00	(0.44)	(0.00)	(0.44)	7.39
10-1-01 to 9-30-02	7.25	0.49	(0.42)	0.07	(0.49)	(0.00)	(0.49)	6.83
10-1-00 to 9-30-01	8.10	0.59	(0.85)	(0.26)	(0.59)	(0.00)	(0.59)	7.25

Class C
10-1-04 to 9-30-05	$7.55	$0.45	$(0.17)	$0.28	$(0.44)	$(0.00)	$(0.44)	$7.39
10-1-03 to 9-30-04	7.39	0.44	0.17	0.61	(0.45)	(0.00)	(0.45)	7.55
10-1-02 to 9-30-03	6.83	0.45	0.55	1.00	(0.44)	(0.00)	(0.44)	7.39
10-1-01 to 9-30-02	7.25	0.49	(0.42)	0.07	(0.49)	(0.00)	(0.49)	6.83
10-1-00 to 9-30-01	8.11	0.60	(0.87)	(0.27)	(0.59)	(0.00)	(0.59)	7.25

Class Y
10-1-04 to 9-30-05	$7.55	$0.55	$(0.18)	$0.37	$(0.53)	$(0.00)	$(0.53)	$7.39
10-1-03 to 9-30-04	7.40	0.54	0.15	0.69	(0.54)	(0.00)	(0.54)	7.55
10-1-02 to 9-30-03	6.84	0.52	0.57	1.09	(0.53)	(0.00)	(0.53)	7.40
10-1-01 to 9-30-02	7.25	0.58	(0.41)	0.17	(0.58)	(0.00)	(0.58)	6.84
10-1-00 to 9-30-01	8.10	0.69	(0.85)	(0.16)	(0.69)	(0.00)	(0.69)	7.25

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	4.77%	[a]	$856	1.14%	6.93%	40%
10-1-03 to 9-30-04	9.44%	[a]	870	1.11%	6.83%	65%
10-1-02 to 9-30-03	16.10%	[a]	833	1.15%	7.31%	63%
10-1-01 to 9-30-02	1.91%	[a]	728	1.13%	7.61%	57%
10-1-00 to 9-30-01	-2.51%	[a]	715	1.08%	8.56%	74%

Class B
10-1-04 to 9-30-05	3.75%		$36	2.11%	5.95%	40%
10-1-03 to 9-30-04	8.37%		36	2.08%	5.86%	65%
10-1-02 to 9-30-03	15.10%		30	2.16%	6.29%	63%
10-1-01 to 9-30-02	0.79%		21	2.11%	6.60%	57%
10-1-00 to 9-30-01	-3.41%		12	1.99%	7.61%	74%

Class C
10-1-04 to 9-30-05	3.82%		$16	2.04%	6.02%	40%
10-1-03 to 9-30-04	8.46%		15	2.01%	5.93%	65%
10-1-02 to 9-30-03	15.13%		10	2.13%	6.33%	63%
10-1-01 to 9-30-02	0.76%		9	2.12%	6.59%	57%
10-1-00 to 9-30-01	-3.42%		5	1.97%	7.60%	74%

Class Y
10-1-04 to 9-30-05	5.07%		$24	0.83%	7.24%	40%
10-1-03 to 9-30-04	9.62%		20	0.83%	7.13%	65%
10-1-02 to 9-30-03	16.65%		16	0.82%	7.58%	63%
10-1-01 to 9-30-02	2.20%		6	0.82%	7.91%	57%
10-1-00 to 9-30-01	-2.22%		3	0.81%	8.82%	74%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

WADDELL & REED ADVISORS LIMITED-TERM BOND FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains		Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$10.14	$0.25	$(0.15)	$0.10	$(0.25)	$(0.01)		$(0.26)	$9.98
10-1-03 to 9-30-04	10.23	0.21	(0.09)	0.12	(0.21)	(0.00)	[a]	(0.21)	10.14
10-1-02 to 9-30-03	10.05	0.19	0.18	0.37	(0.19)	(0.00)		(0.19)	10.23
9-3-02* to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	(0.00)		(0.01)	10.05

Class B
10-1-04 to 9-30-05	$10.14	$0.16	$(0.15)	$0.01	$(0.16)	$(0.01)		$(0.17)	$9.98
10-1-03 to 9-30-04	10.23	0.11	(0.09)	0.02	(0.11)	(0.00)	[a]	(0.11)	10.14
10-1-02 to 9-30-03	10.05	0.10	0.18	0.28	(0.10)	(0.00)		(0.10)	10.23
9-3-02* to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	(0.00)		(0.01)	10.05

Class C
10-1-04 to 9-30-05	$10.14	$0.17	$(0.15)	$0.02	$(0.17)	$(0.01)		$(0.18)	$9.98
10-1-03 to 9-30-04	10.23	0.12	(0.09)	0.03	(0.12)	(0.00)	[a]	(0.12)	10.14
10-1-02 to 9-30-03	10.05	0.09	0.18	0.27	(0.09)	(0.00)		(0.09)	10.23
9-3-02* to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	(0.00)		(0.01)	10.05

Class Y
10-1-04 to 9-30-05	$10.14	$0.30	$(0.15)	$0.15	$(0.30)	$(0.01)		$(0.31)	$9.98
10-1-03 to 9-30-04	10.23	0.26	(0.09)	0.17	(0.26)	(0.00)	[a]	(0.26)	10.14
10-1-02 to 9-30-03	10.05	0.23	0.18	0.41	(0.23)	(0.00)		(0.23)	10.23
9-3-02* to 9-30-02	10.00	0.01	0.05	0.06	(0.01)	(0.00)		(0.01)	10.05

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets with Waiver		Ratio of Expenses to Average Net Assets Without Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Without Waiver		Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	0.99%	[b]	$125	1.23%		2.51%		---	[c]	---	[c]	30%
10-1-03 to 9-30-04	1.20%	[b]	139	1.28%		2.05%		---	[c]	---	[c]	41%
10-1-02 to 9-30-03	3.70%	[b]	113	1.25%		1.87%		1.28%		1.84%		24%
9-3-02* to 9-30-02	0.61%	[b]	4	1.16%	[d]	1.82%	[d]	1.66%	[d]	1.32%	[d]	3%

Class B
10-1-04 to 9-30-05	0.02%		$8.45	2.19%		1.54%		---	[c]	---	[c]	30%
10-1-03 to 9-30-04	0.27%		10.51	2.20%		1.13%		---	[c]	---	[c]	41%
10-1-02 to 9-30-03	2.78%		10.16	2.15%		0.97%		2.18%		0.94%		24%
9-3-02* to 9-30-02	0.55%		0.31	2.05%	[d]	0.91%	[d]	2.55%	[d]	0.41%	[d]	3%

Class C
10-1-04 to 9-30-05	0.13%		$6.30	2.09%		1.64%		---	[c]	---	[c]	30%
10-1-03 to 9-30-04	0.37%		9.08	2.11%		1.23%		---	[c]	---	[c]	41%
10-1-02 to 9-30-03	2.73%		6.95	2.11%		1.01%		2.14%		0.98%		24%
9-3-02* to 9-30-02	0.55%		0.07	2.03%	[d]	0.89%	[d]	2.53%	[d]	0.39%	[d]	3%

Class Y
10-1-04 to 9-30-05	1.45%		$20	0.78%		2.97%		---	[c]	---	[c]	30%
10-1-03 to 9-30-04	1.68%		18	0.80%		2.55%		---	[c]	---	[c]	41%
10-1-02 to 9-30-03	4.10%		11	0.88%		2.27%		0.91%		2.24%		24%
9-3-02* to 9-30-02	0.63%		7	0.92%	[d]	1.77%	[d]	1.42%	[d]	1.27%	[d]	3%

*Commencement of operations of the class.

(a)Not shown due to rounding.

(b)Total return calculated without taking into account the sales load deducted on an initial purchase.

(c)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

(d)Annualized.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations					Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Realized and Unrealized)		Total from Investment Operations	From Net Investment Income	From Realized Gains		Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$7.10	$0.25		$(0.08)		$0.17	$(0.25)	$(0.00)		$(0.25)	$7.02
10-1-03 to 9-30-04	$7.09	0.25		0.01		0.26	(0.25)	(0.00)		(0.25)	7.10
10-1-02 to 9-30-03	$7.14	0.25		(0.05)		0.20	(0.25)	(0.00)		(0.25)	7.09
10-1-01 to 9-30-02	$6.91	0.28		0.23		0.51	(0.28)	(0.00)		(0.28)	7.14
10-1-00 to 9-30-01	$6.75	0.32		0.16		0.48	(0.32)	(0.00)	[b]	(0.32)	6.91

Class B
10-1-04 to 9-30-05	$7.10	$0.19		$(0.09)		$0.10	$(0.19)	$(0.00)		$(0.19)	$7.01
10-1-03 to 9-30-04	$7.08	0.18		0.02		0.20	$(0.18)	(0.00)		(0.18)	7.10
10-1-02 to 9-30-03	$7.14	0.19		(0.06)		0.13	(0.19)	(0.00)		(0.19)	7.08
10-1-01 to 9-30-02	$6.91	0.22		0.23		0.45	(0.22)	(0.00)		(0.22)	7.14
10-1-00 to 9-30-01	$6.74	0.27		0.16		0.43	(0.26)	(0.00)	[b]	(0.26)	6.91

Class C
10-1-04 to 9-30-05	$7.10	$0.18		$(0.09)		$0.09	$(0.18)	$(0.00)		$(0.18)	$7.01
10-1-03 to 9-30-04	$7.08	0.18		0.02		0.20	$(0.18)	(0.00)		(0.18)	7.10
10-1-02 to 9-30-03	$7.14	0.18		(0.06)		0.12	(0.18)	(0.00)		(0.18)	7.08
10-1-01 to 9-30-02	$6.91	0.22		0.23		0.45	(0.22)	(0.00)		(0.22)	7.14
10-1-00 to 9-30-01	$6.74	0.27		0.16		0.43	(0.26)	(0.00)	[b]	(0.26)	6.91

Class Y
10-1-04 to 9-30-05	$7.10	$0.27	[c]	$(0.08)	[c]	$0.19	$(0.27)	$(0.00)		$(0.27)	$7.02
10-1-03 to 9-30-04	$7.09	0.19	[c]	0.08	[c]	0.27	$(0.26)	(0.00)		(0.26)	7.10
10-1-02 to 9-30-03	$7.14	0.26		(0.05)		0.21	(0.26)	(0.00)		(0.26)	7.09
10-1-01 to 9-30-02	$6.91	0.31		0.21		0.52	(0.29)	(0.00)		(0.29)	7.14
10-1-00 to 9-30-01	$6.75	0.28	[c]	0.21	[c]	0.49	(0.33)	(0.00)	[b]	(0.33)	6.91

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)		Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	2.43%	[a]	$589		0.91%	3.57%	14%
10-1-03 to 9-30-04	3.69%	[a]	647		0.90%	3.50%	24%
10-1-02 to 9-30-03	2.82%	[a]	733		0.89%	3.51%	43%
10-1-01 to 9-30-02	7.64%	[a]	785		0.89%	4.03%	61%
10-1-00 to 9-30-01	7.27%	[a]	748		0.88%	4.67%	31%

Class B
10-1-04 to 9-30-05	1.36%		$5		1.82%	2.66%	14%
10-1-03 to 9-30-04	2.89%		6		1.79%	2.60%	24%
10-1-02 to 9-30-03	1.80%		7		1.75%	2.65%	43%
10-1-01 to 9-30-02	6.77%		7		1.73%	3.18%	61%
10-1-00 to 9-30-01	6.47%		5		1.72%	3.76%	31%

Class C
10-1-04 to 9-30-05	1.32%		$4		1.85%	2.63%	14%
10-1-03 to 9-30-04	2.87%		5		1.83%	2.57%	24%
10-1-02 to 9-30-03	1.79%		5		1.77%	2.63%	43%
10-1-01 to 9-30-02	6.73%		5		1.75%	3.13%	61%
10-1-00 to 9-30-01	6.47%		2		1.74%	3.74%	31%

Class Y
10-1-04 to 9-30-05	2.72%		$0.00	[b]	0.60%	3.90%	14%
10-1-03 to 9-30-04	3.92%		0.00	[b]	0.72%	3.62%	24%
10-1-02 to 9-30-03	3.01%		10.03		0.72%	3.59%	43%
10-1-01 to 9-30-02	7.82%		16.17		0.71%	4.08%	61%
10-1-00 to 9-30-01	7.44%		12.97		0.70%	4.82%	31%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.

(b)Not shown due to rounding.

(c)Based on net investment income for the period divided by average weekly shares outstanding during the period.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND
	Selected Per-Share Data

		Income (Loss) From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$4.88	$0.26	$0.10	$0.36	$(0.26)	$(0.00)	$(0.26)	$4.98
10-1-03 to 9-30-04	4.83	0.26	0.05	0.31	(0.26)	(0.00)	(0.26)	4.88
10-1-02 to 9-30-03	4.95	0.26	(0.12)	0.14	(0.26)	(0.00)	(0.26)	4.83
10-1-01 to 9-30-02	4.96	0.26	(0.01)	0.25	(0.26)	(0.00)	(0.26)	4.95
10-1-00 to 9-30-01	4.92	0.28	0.04	0.32	(0.28)	(0.00)	(0.28)	4.96

Class B
10-1-04 to 9-30-05	$4.88	$0.21	$0.10	$0.31	$(0.21)	$(0.00)	$(0.21)	$4.98
10-1-03 to 9-30-04	4.83	0.22	0.05	0.27	(0.22)	(0.00)	(0.22)	4.88
10-1-02 to 9-30-03	4.95	0.22	(0.12)	0.10	(0.22)	(0.00)	(0.22)	4.83
10-1-01 to 9-30-02	4.96	0.22	(0.01)	0.21	(0.22)	(0.00)	(0.22)	4.95
10-1-00 to 9-30-01	4.92	0.23	0.04	0.27	(0.23)	(0.00)	(0.23)	4.96

Class C
10-1-04 to 9-30-05	$4.88	$0.21	$0.10	$0.31	$(0.21)	$(0.00)	$(0.21)	$4.98
10-1-03 to 9-30-04	4.83	0.22	0.05	0.27	(0.22)	(0.00)	(0.22)	4.88
10-1-02 to 9-30-03	4.95	0.22	(0.12)	0.10	(0.22)	(0.00)	(0.22)	4.83
10-1-01 to 9-30-02	4.96	0.22	(0.01)	0.21	(0.22)	(0.00)	(0.22)	4.95
10-1-00 to 9-30-01	4.92	0.23	0.04	0.27	(0.23)	(0.00)	(0.23)	4.96

Class Y
10-1-04 to 9-30-05	$4.88	$0.27	$0.10	$0.37	$(0.27)	$(0.00)	$(0.27)	$4.98
10-1-03 to 9-30-04	4.83	0.27	0.05	0.32	(0.27)	(0.00)	(0.27)	4.88
10-1-02 to 9-30-03	4.95	0.27	(0.12)	0.15	(0.27)	(0.00)	(0.27)	4.83
10-1-01 to 9-30-02	4.96	0.26	(0.01)	0.25	(0.26)	(0.00)	(0.26)	4.95
10-1-00 to 9-30-01	4.92	0.27	0.04	0.31	(0.27)	(0.00)	(0.27)	4.96

			Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)		Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class A
10-1-04 to 9-30-05	7.45%	[a]	$407		0.97%	5.18%	24%
10-1-03 to 9-30-04	6.66%	[a]	386		0.95%	5.41%	28%
10-1-02 to 9-30-03	3.02%	[a]	407		0.96%	5.54%	23%
10-1-01 to 9-30-02	5.35%	[a]	431		1.03%	5.39%	23%
10-1-00 to 9-30-01	6.64%	[a]	419		1.02%	5.61%	22%

Class B
10-1-04 to 9-30-05	6.53%		$7		1.83%	4.31%	24%
10-1-03 to 9-30-04	5.75%		6		1.81%	4.55%	28%
10-1-02 to 9-30-03	2.15%		6		1.80%	4.71%	23%
10-1-01 to 9-30-02	4.46%		5		1.85%	4.56%	23%
10-1-00 to 9-30-01	5.71%		3		1.91%	4.68%	22%

Class C
10-1-04 to 9-30-05	6.49%		$9		1.87%	4.26%	24%
10-1-03 to 9-30-04	5.71%		5		1.85%	4.49%	28%
10-1-02 to 9-30-03	2.16%		5		1.80%	4.70%	23%
10-1-01 to 9-30-02	4.49%		5		1.84%	4.58%	23%
10-1-00 to 9-30-01	5.74%		3		1.84%	4.72%	22%

Class Y
10-1-04 to 9-30-05	7.67%		$0.10		0.76%	5.38%	24%
10-1-03 to 9-30-04	6.87%		0.08		0.75%	5.78%	28%
10-1-02 to 9-30-03	3.17%		8.80		0.80%	5.76%	23%
10-1-01 to 9-30-02	5.35%		8.65		0.63%	5.68%	23%
10-1-00 to 9-30-01	6.45%		0.00	[b]	1.93%	4.72%	22%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)Not shown due to rounding.

WADDELL & REED ADVISORS CASH MANAGEMENT

	Selected Per-Share Data

	Income (Loss) From Investment Operations		Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income	Declared From Net Investment Income	Net Asset Value End of Period

Class A
10-1-04 to 9-30-05	$1.00	$0.0183	$(0.0183)	$1.00
10-1-03 to 9-30-04	1.00	0.0032	(0.0032)	1.00
10-1-02 to 9-30-03	1.00	0.0060	(0.0060)	1.00
10-1-01 to 9-30-02	1.00	0.0139	(0.0139)	1.00
10-1-00 to 9-30-01	1.00	0.0463	(0.0463)	1.00

Class B
10-1-04 to 9-30-05	$1.00	$0.0081	$(0.0081)	$1.00
10-1-03 to 9-30-04	1.00	0.0001	(0.0001)	1.00
10-1-02 to 9-30-03	1.00	0.0006	(0.0006)	1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0372	(0.0372)	1.00

Class C
10-1-04 to 9-30-05	$1.00	$0.0077	$(0.0077)	$1.00
10-1-03 to 9-30-04	1.00	0.0001	(0.0001)	1.00
10-1-02 to 9-30-03	1.00	0.0005	(0.0005)	1.00
10-1-01 to 9-30-02	1.00	0.0047	(0.0047)	1.00
10-1-00 to 9-30-01	1.00	0.0373	(0.0373)	1.00

		Ratios and Supplemental Data

For the Period From	Total Return	Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets with Reimbursement	Ratio of Expenses to Average Net Assets Without Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets with Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets Without Reimbursement

Class A
10-1-04 to 9-30-05	1.81%	$625	0.92%	---	1.80%	---
10-1-03 to 9-30-04	0.32%	683	0.92%	---	0.32%	---
10-1-02 to 9-30-03	0.61%	860	0.80%	---	0.62%	---
10-1-01 to 9-30-02	1.39%	1,038	0.78%	---	1.37%	---
10-1-00 to 9-30-01	4.78%	1,062	0.76%	---	4.60%	---

Class B
10-1-04 to 9-30-05	0.79%	$7	1.93%	1.99%	0.74%	0.67%
10-1-03 to 9-30-04	0.01%	10	1.24%	1.96%	0.01%	-0.71%
10-1-02 to 9-30-03	0.06%	14	1.34%	1.72%	0.06%	-0.32%
10-1-01 to 9-30-02	0.47%	13	1.69%	---	0.45%	---
10-1-00 to 9-30-01	3.83%	11	1.66%	---	3.49%	---

Class C
10-1-04 to 9-30-05	0.75%	$5	1.96%	2.01%	0.70%	0.65%
10-1-03 to 9-30-04	0.01%	7	1.25%	2.03%	0.01%	-0.77%
10-1-02 to 9-30-03	0.05%	8	1.34%	1.75%	0.05%	-0.37%
10-1-01 to 9-30-02	0.45%	7	1.72%	---	0.42%	---
10-1-00 to 9-30-01	3.83%	5	1.65%	---	3.57%	---

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Kirkpatrick & Lockhart	913.236.2000
Nicholson Graham LLP	888.WADDELL
1601 K Street, N.W.
Washington, D. C. 20006

Independent Registered	Shareholder Servicing Agent
Public Accounting Firm	Waddell & Reed
Deloitte & Touche LLP	Services Company
1100 Walnut, Suite 3300	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
Investment Manager	913.236.2000
Waddell & Reed Investment	888.WADDELL
Management Company
6300 Lamar Avenue	Accounting Services Agent
P. O. Box 29217	Waddell & Reed
Shawnee Mission, Kansas	Services Company
66201-9217	6300 Lamar Avenue
913.236.2000	P. O. Box 29217
888.WADDELL	Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Funds (including each Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C.20549-0102 You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.942.8090.

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Cash Management, Inc.: 811-2922
Waddell & Reed Advisors Fixed Income Funds, Inc.
Government Securities Fund: 811-3458
Limited-Term Bond Fund: 811-3458
Waddell & Reed Advisors Funds, Inc. Bond Fund: 811-2552
Waddell & Reed Advisors Global Bond Fund, Inc.: 811-4520
Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657
Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

NUP1100(1-06)